UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of report (Date of earliest event reported): May 1, 2008
THE CORPORATE EXECUTIVE BOARD COMPANY
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-24799 (Commission File Number)	52-2056410 (IRS Employer Identification No.)

1919 North Lynn Street, Arlington, Virginia (Address of principal executive offices)	22209 (Zip Code)
Registrant’s telephone number, including area code: (571) 303-3000
N/A
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.
     In a press release on May 1, 2008, The Corporate Executive Board Company (the “Company”) announced that its Board of Directors has approved a 2008 second-quarter cash dividend on its common stock of $0.44 per share. A copy of the Company’s press release is attached hereto and furnished as Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits.
(d)	Exhibits

Exhibit No.	Description

99.1	The Corporate Executive Board Company’s press release for declaration of dividend for the second quarter of 2008.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Corporate Executive Board Company
(Registrant)
Date: May 1, 2008	By:	/s/ Timothy R. Yost
Timothy R. Yost
Chief Financial Officer

Exhibit Index

Exhibit No.	Description

99.1	The Corporate Executive Board Company’s press release for declaration of dividend for the second quarter of 2008.